EXHIBIT 32.4


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Gary N. Hokkanen, the CFO of TrackPower, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Annual Report on Form 10-KSB/A of the Company for the twelve month period ended February 28, 2005, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              By: /s/ Gary Hokkanen
                                  ---------------------
                                  CFO



                              Date: June 29, 2005

A signed original of this written statement required by Section 906 has been provided to TrackPower, Inc. and will be retained by TrackPower, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.